Park Sterling Corporation

2012Q4 Earnings Conference Call

February 8, 2013

Forward Looking Statements and Non-GAAP Measures

PARKSTERLING

Forward Looking Statements

This presentation contains, , and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events, results and conditions, including financial and other estimates and expectations regarding the merger with Citizens South Banking Corporation; the general business strategy of engaging in bank mergers, organic growth, branch openings and closing, expansion or addition of product capabilities, expected footprint of the banking franchise and anticipated asset size; anticipated loan growth; changes in loan mix and deposit mix; capital and liquidity levels; net interest income, provision expense, noninterest income and noninterest expenses; credit trends and conditions, including loan losses, allowance for loan loss, charge-offs, delinquency trends and nonperforming asset levels; the amount, timing and prices of share repurchases; and other similar matters. These forward-looking statements are not guarantees of future results or performance and by their nature involve certain risks and uncertainties that are based on management's beliefs and assumptions and on the information available to Park Sterling at the time that these disclosures were prepared. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements.

You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC: failure to realize synergies and other financial benefits from the Citizens South merger within the expected time frames; increases in expected costs or decreases in expected savings or difficulties related to integration of the merger; inability to identify and successfully negotiate and complete additional combinations with potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combination; the effects of negative economic conditions or a "double dip" recession, including stress in the commercial real estate markets or delay or failure of recovery in the residential real estate markets; the impact of deterioration of the United States credit standing; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying the establishment of allowances for loan losses; deterioration in the credit quality of the loan portfolio or in the value of the collateral securing those loans; deterioration in the value of securities held in the investment securities portfolio; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements, other uses of capital, the company's financial performance, market conditions generally or modification, extension or termination of the authorization by the board of directors, in each case impacting purchases of common stock; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

NON-GAAP FINANCIAL MEASURES

Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

Fourth Quarter Highlights

PARKSTERLING

Strong Financial Performance[(1)]

- Record operating profitability driven by merger with Citizens South and organic growth
  - Adjusted net income available to common shareholders* increased $2.5 million (257%) to $3.5 million, or $0.08 per share
  - Adjusted net interest margin* increased 15 basis points to 4.13%
  - Adjusted annualized return on average assets* increased 34 basis points to 0.69%
  - Adjusted noninterest expenses* of $17.1 million reflect merger cost savings
- Non-acquired loan portfolio increased $88.7 million (21%) to $507.9 million
  - Organic loan growth of $12.0 million (13% annualized)
- Asset quality now a clear strength
  - Nonperforming loans to total loans decreased 114 basis points to 1.31%
  - Nonperforming assets to total assets decreased 61 basis points to 2.13%
  - Past due 30-89 days to total loans decreased 18 basis points to 0.05%
  - Reported a net recovery of 0.03%
  - Approximately 63% of loans "marked" under acquisition accounting net FMV adjustments
- Capitalization levels remain strong following merger
  - Tangible common equity to tangible assets* of 11.11%
  - Tier 1 leverage ratio of 11.25%

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*
(1) Comparisons to September 30, 2012 and the three months then ended.

Earnings Profile

PARKSTERLING

Three Month Results

	2011Q4	2012Q1	2012Q2	2012Q3	2012Q4
Net Income (Loss)					
Total interest income	$ 9,340	$ 13,398	$ 11,642	$ 11,431	$ 21,422
Total interest expense	1,528	1,678	1,542	1,460	1,890
Net interest income	7,812	11,720	10,100	9,971	19,532
Provision for loan losses	1,110	123	899	7	994
Net interest income after provision	6,702	11,597	9,201	9,964	18,538
Noninterest income	1,396	1,921	2,563	3,318	3,808
Noninterest expense	10,011	10,970	10,835	12,203	20,253
Pretax income (loss)	(1,913)	2,548	929	1,079	2,093
Tax expense (benefit)	(931)	825	251	459	771
Net income (loss)	$ (982)	$ 1,723	$ 678	$ 620	$ 1,322
Preferred dividends	-	-	-	-	51
Net income (loss) available to common	$ (982)	$ 1,723	$ 678	$ 620	$ 1,271
Net income (loss) available to common per share	$ (0.03)	$ 0.05	$ 0.02	$ 0.02	$ 0.03
Weighted average dilutive shares	*30,719,363*	*32,075,398*	*32,120,402*	*32,138,554*	*44,025,874*
Adjusted Net Income*					
Reported pretax income (loss)	$ (1,913)	$ 2,548	$ 929	$ 1,079	$ 2,093
Plus: merger-related expenses	2,609	930	434	1,364	3,167
Less: gain on sale of securities	-	-	(489)	(989)	-
Adjusted pretax income	696	3,478	874	1,454	5,260
Tax expense	264	1,118	281	467	1,691
Adjusted net income	$ 432	$ 2,360	$ 593	$ 987	$ 3,569
Preferred dividends	-	-	-	-	51
Adjusted net income available to common	$ 432	$ 2,360	$ 593	$ 987	$ 3,518
Adjusted net income (loss) available to common per share	$ 0.01	$ 0.07	$ 0.02	$ 0.03	$ 0.08

- Net income available to common shareholders of $1.3 million, or $0.03 per share, in 2012Q4
  - Compares to net income of $620,000, or $0.02 per share, in 2012Q3
  - Compares to net loss of $982,000, or $0.03 per share, in 2011Q4
- Adjusted net income available to common shareholders* (excludes merger-related expenses and gain on sale of securities) of $3.5 million, or $0.08 per share, in 2012Q4
  - Increase of $2.5 million (257%) from $987,000, or $0.03 per share, in 2012Q3
  - Increase of $3.1 million (714%) from $432,000, or $0.01 per share, in 2011Q4
- Improvement in 2012Q4 results driven by merger with Citizens South and organic growth

(Unaudited; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Net Interest Income

PARKSTERLING

Three Month Results

	2011Q4	2012Q1	2012Q2	2012Q3	2012Q4
Average Balance					
Loans, including fees	$ 623,421	$ 746,433	$ 729,163	$ 719,397	$ 1,388,627
Securities	182,386	240,801	234,811	219,926	269,152
Other earning assets	32,629	26,434	48,596	59,346	125,143
Total earning assets	838,436	1,013,668	1,012,570	998,669	1,782,922
Interest bearing deposits	570,743	706,205	689,810	669,366	1,388,241
Borrowed funds	56,620	73,161	68,685	68,883	83,323
Total interest-bearing liabilities	627,363	779,366	758,495	738,249	1,471,564
Interest Income (Expense) (non-tax equivalent basis)					
Loans, including fees	$ 8,285	$ 12,110	$ 10,416	$ 10,346	$ 20,269
Securities	1,021	1,269	1,183	1,035	1,063
Other earning assets	34	19	43	50	90
Total interest income	9,340	13,398	11,642	11,431	21,422
Interest expense - deposits	(1,106)	(1,147)	(1,053)	(971)	(1,268)
Interest expense - borrowed funds	(422)	(531)	(489)	(489)	(622)
Total interest expense	(1,528)	(1,678)	(1,542)	(1,460)	(1,890)
Net interest income	$ 7,812	$ 11,720	$ 10,100	$ 9,971	$ 19,532
Average Yield and Rate (non-tax equivalent basis)					
Loans, including fees	5.27%	6.53%	5.75%	5.72%	5.81%
Securities	2.22%	2.12%	2.03%	1.87%	1.57%
Other earning assets	0.41%	0.29%	0.36%	0.34%	0.29%
Total earning assets	4.42%	5.32%	4.62%	4.55%	4.78%
Interest bearing deposits	-0.77%	-0.65%	-0.61%	-0.58%	-0.36%
Borrowed funds	-2.96%	-2.92%	-2.86%	-2.82%	-2.97%
Total interest-bearing liabilities	-0.97%	-0.87%	-0.82%	-0.79%	-0.51%
Net interest spread	3.45%	4.45%	3.81%	3.77%	4.27%
Net interest margin	3.70%	4.65%	4.01%	3.97%	4.36%
Adjusted net interest margin*	3.70%	4.07%	3.90%	3.98%	4.13%

(Unaudited; $ in thousands. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

- Net interest income increased $9.6 million (96%) in 2012Q4 to $19.5 million
  - Driven by higher average earning assets and improved margins
- Average earning assets increased $784.3 million (79%) in 2012Q4 to $1.8 billion
  - Average loans increased $669.2 million (93%) to $1.4 billion
  - Average securities increased $49.2 million (22%) to $269.2 million
  - Driven by Citizens South merger and organic growth
- Adjusted net interest margin* (excludes accelerated accretion) increased 15 basis points in 2012Q4 to 4.13%
  - Cost of interest bearing liabilities benefited from both pricing strategies and acquisition accounting net FMV adjustments

Noninterest Income

PARKSTERLING

Three Month Results

	2011Q4	2012Q1	2012Q2	2012Q3	2012Q4
Noninterest Income					
Service charges on deposit accts	$ 241	$ 314	$ 299	$ 324	$ 879
Mortgage banking income	297	461	540	662	815
Income from wealth mgmt activities	447	599	661	665	693
ATM and card income	163	228	223	207	664
Income from bank-owned life insurance (BOLI)	213	259	260	294	450
Gain on sale of securities available for sale	-	-	489	989	-
Other noninterest income	35	60	91	177	307
Total noninterest income	$ 1,396	$ 1,921	$ 2,563	$ 3,318	$ 3,808
Adjusted Noninterest Income*					
Total noninterest income	$ 1,396	$ 1,921	$ 2,563	$ 3,318	$ 3,808
Less: gain on sale of securities	-	-	(489)	(989)	-
Adjusted noninterest income	$ 1,396	$ 1,921	$ 2,074	$ 2,329	$ 3,808
Memo Items					
Discretionary assets held	$ 232,634	$ 242,128	235,148	248,997	248,026
Non-discretionary assets held	409,722	432,341	434,522	465,742	453,607
Total wealth management assets	$ 642,356	$ 674,469	$ 669,670	$ 714,739	$ 701,633
Mortgage banking production (includes residential construction-perm product)	$ 20,379	$ 20,351	$ 21,131	$ 27,089	$ 29,442

- Noninterest income increased $490,000 (15%) in 2012Q4 to $3.8 million
- Adjusted noninterest income* (excludes gain on sale of securities) increased $1.5 million (64%) in 2012Q4 to $3.8 million
  - Service charges on deposit accounts increased $555,000 (171%)
  - Mortgage banking income increased $153,000 (23%)
  - Income from wealth management activities increased $28,000 (4%)
  - ATM and card income increased $457,000 (221%)
  - Driven by Citizens South merger and organic growth

(Unaudited; $ in thousands)

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Noninterest Expenses

PARKSTERLING

Three Month Results

	2011Q4	2012Q1	2012Q2	2012Q3	2012Q4
Noninterest Expenses					
Salaries and employee benefits	$ 6,245	$ 6,118	$ 5,871	$ 6,314	$ 11,041
Occupancy and equipment	705	874	910	928	1,942
Data processing and service fees	460	1,291	696	784	1,599
Net cost of operation of OREO	400	522	809	964	1,167
Legal and professional fees	505	318	614	1,181	1,077
Deposit charges and FDIC insurance	98	266	250	261	473
Advertising and promotion	132	161	108	144	367
Postage and supplies	171	195	124	112	360
Communication fees	119	232	196	198	319
Core deposit intangible amortization	68	102	102	102	257
Loan and collection expense	255	244	295	434	248
Other noninterest expense	853	647	860	781	1,403
Total noninterest expenses	$ 10,011	$ 10,970	$ 10,835	$ 12,203	$ 20,253
Memo Items					
Total noninterest expenses	$ 10,011	$ 10,970	$ 10,835	$ 12,203	$ 20,253
Merger-related expense	2,609	930	434	1,364	3,167
Adjusted noninterest expenses*	$ 7,402	$ 10,040	$ 10,401	$ 10,839	$ 17,086
Stock expense (non-cash)	$ 483	$ 483	$ 508	$ 508	$ 513
FTE headcount (#)	263	267	269	271	458

Pre-Tax Savings Analysis

	Quarterly	Annual	Headcount
Post-Announcement Estimate			
Target expense savings	$ 2,538	$ 10,150	483
Current Period Analysis			
Adjusted noninterest expense*	$ 17,086		458
Pre-merger 2012 combined average*	19,537		
Implied savings	$ 2,451		25

- Noninterest expenses increased $8.1 million (66%) in 2012Q4 to $20.3 million
  - Includes $1.8 million (132%) increase in merger-related expenses
- Adjusted noninterest expenses* (excludes merger-related expenses) increased $6.2 (58%) in 2012Q4 to $17.1 million
  - Driven by Citizens South merger and organic growth
- Significant progress toward achieving sustained $10.2 million in estimated annual cost savings
  - 2012Q4 quarterly run-rate $2.5 million (13%) below pre-merger combined average run rate
    - Headcount reductions
    - Contract renegotiations
    - Reduced credit expenses
  - Positions company to invest future cost savings in new growth opportunities

(Unaudited; $ in thousands)

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in table above)*

Peer Group Comparisons – Earnings Profile

PARKSTERLING

Adjusted Return on Average Assets (%)* (annualized)



0.84
0.69
0.35
0.21
0.18
0.56 0.34 0.14
0.71 0.53 0.27
0.81 0.40 0.31
0.98 0.60 0.21
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
75th % 50th % 25th % PSTB (adj)*

Adjusted Return on Average Equity (%)* (annualized)



4.93
5.44
2.00
1.23
0.95
6.56 3.48 1.16
7.36 5.34 2.45
7.65 4.51 2.44
9.13 6.55 2.22
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
75th % 50th % 25th % PSTB (adj)*

Adjusted Net Interest Margin (%)* (annualized)



3.67
4.07
3.90
3.98
4.13
4.63 3.90 3.49
4.57 3.94 3.60
4.57 4.06 3.62
4.58 4.12 3.64
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
75th % 50th % 25th % PSTB (adj)*

Cost of Interest Bearing Liabilities (%) (annualized)



0.97
0.87
0.82
0.79
0.51
1.11 0.95 0.81
1.11 0.90 0.77
1.00 0.81 0.74
0.96 0.79 0.65
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
75th % 50th % 25th % PSTB

Source: SNL and company data

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Acquired Loan Accounting

PARKSTERLING

Acquired Loan Accounting

	2011Q4	2012Q1	2012Q2	2012Q3	2012Q4
Acquired Loans					
Performing acquired loans	$ 310,781	$ 294,300	$ 270,461	$ 254,180	$ 619,498
Less: remaining FMV adjustments	(11,099)	(9,126)	(8,357)	(7,913)	(9,470)
Performing acquired loans, net	299,682	285,174	262,104	246,267	610,029
FMV adjustments %	*-3.57%*	*-3.10%*	*-3.09%*	*-3.11%*	*-1.53%*
Purchase Credit Impaired (PCI) loans	87,865	78,674	63,952	56,422	161,062
Less: remaining FMV adjustments	(24,047)	(22,831)	(15,907)	(13,599)	(23,610)
PCI loans, net	63,818	55,843	48,045	42,823	137,451
FMV adjustments %	*-27.37%*	*-29.02%*	*-24.87%*	*-24.10%*	*-14.66%*
Covered	-	-	-	-	121,959
Less: remaining FMV adjustments	-	-	-	-	(20,513)
Covered, net	-	-	-	-	101,446
FMV adjustments %					*-16.82%*
Total acquired loans, net	$ 363,500	$ 341,017	$ 310,149	$ 289,090	$ 848,926
Purchase Credit Impaired (PCI) Loans					
Accretion to interest income	$ 160	$ 1,216	$ 1,022	$ 1,302	$ 3,924
Period end accretable yield	14,264	12,778	16,437	18,423	42,734

(Unaudited; $ in thousands)

- Remain comfortable with adequacy of original net FMV acquisition accounting adjustments for acquired loans
  - Remaining acquired performing net FMV adjustment of $9.5 million, or 1.53% of total acquired performing loans
  - Remaining PCI net FMV adjustment of $23.6 million, or 14.66% of total PCI loans
  - Remaining covered loan net FMV adjustment of $20.5 million, or 16.82% of total covered loans
- Period end accretable yield increased $24.3 million (132%) in 2012Q4 to $42.7 million
  - Driven by Citizens South merger

Balance Sheet Profile

PARKSTERLING

Period-End Balance Sheet Composition

	2011Q4	2012Q1	2012Q2	2012Q3	2012Q4
Cash and equivalents	$ 28,541	$ 53,668	$ 75,148	$ 106,536	$ 184,224
Securities	218,656	240,974	227,691	191,401	252,993
Loans held for sale	6,254	8,055	5,331	6,095	14,147
Total loans - non-covered	759,047	727,862	712,506	708,283	1,255,387
Total loans - covered	-	-	-	-	101,446
Allowance for loan losses	(10,154)	(9,556)	(9,431)	(9,207)	(10,591)
FDIC loss share asset	-	-	-	-	20,323
Bank-owned life insurance	26,223	26,456	26,689	26,945	46,162
OREO - non-covered	14,403	16,674	14,744	13,028	18,662
OREO - covered	-	-	-	-	6,728
Goodwill and intangibles	4,450	4,569	4,439	4,337	32,772
Other assets	65,802	62,049	62,002	62,770	110,380
Total assets	$1,113,222	$1,130,751	$1,119,119	$1,110,188	$2,032,633
Noninterest bearing deposits	$ 142,652	$ 148,929	$ 158,838	$ 165,899	$ 243,495
Interest bearing deposits	703,985	707,508	683,196	665,776	1,388,509
Total borrowings	62,061	68,248	69,172	68,727	101,716
Other liabilities	14,470	13,250	13,727	13,982	23,372
Total liabilities	923,168	937,935	924,933	914,384	1,757,092
Preferred equity	-	-	-	-	20,500
Common equity	190,054	192,816	194,186	195,804	255,041
Total liabilities and shareholders' equity	$1,113,222	$1,130,751	$1,119,119	$1,110,188	$2,032,633
Tangible book value per share*	$ 5.79	$ 5.87	$ 5.90	$ 5.96	$ 5.05
Period end dilutive shares	*32,075,367*	*32,075,398*	*32,138,402*	*32,138,554*	*44,027,233*
Memo Items					
Non-acquired loans	$ 395,547	$ 386,845	$ 402,357	$ 419,193	$ 507,907
Acquired performing loans	299,682	285,174	262,104	246,267	614,574
Acquired PCI loans	63,818	55,843	48,045	42,823	234,352
Total loans	$ 759,047	$ 727,862	$ 712,506	$ 708,283	$1,356,833
Tangible common equity to tangible assets*	16.74%	16.72%	17.02%	17.31%	11.11%

(Unaudited; 2011Q4 derived from audited financial statements. $ in thousands)

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

- Balance sheet grew in 2012Q4 as a result of merger with Citizens South
  - Total assets increased $922.4 million (83%) to $2.0 billion
  - Total deposits increased $800.3 million (96%) to $1.6 billion
  - Shareholders' equity increased $79.7 million (41%) to $275.5 million
    - $20.5 million from conversion of SBLF preferred (1% dividend rate)
    - $58.6 million from issuance of shares as merger consideration
- Intangibles increased $28.4 million, or $7.6 million more than earlier estimated $20.8 million increase
  - Driven by $7.4 million reduction in net FMV adjustments related to FDIC loss share agreements
  - Reduced need for loss share reimbursement should reflect positively on future earnings
- Strong remaining capital for future growth, with tangible common equity to tangible assets* of 11.11%

Loan Mix

PARKSTERLING

Period-End Loan Mix

	2011Q4	2012Q1	2012Q2	2012Q3	2012Q4
Commercial and industrial (C&I)	$ 80,746	$ 72,094	$ 67,821	$ 70,155	$ 119,315
CRE - Owner-occupied (CRE-OO)	169,663	166,064	161,467	161,360	299,412
CRE - Investor owned (CRE-NOO)	194,460	193,641	197,368	206,808	372,375
Acquisition, construction and development	92,349	87,065	86,612	81,027	140,492
Other commercial	15,658	13,518	13,486	13,059	5,628
Total commercial loans	552,876	532,382	526,754	532,409	937,222
Residential mortgage	79,512	75,377	66,876	58,062	188,230
Home equity lines of credit (HELOC)	90,408	86,029	83,661	82,690	163,625
Residential construction	25,126	24,670	25,559	25,872	52,811
Other loans to individuals	11,496	9,635	10,119	9,839	15,554
Total consumer loans	206,542	195,711	186,215	176,463	420,220
Deferred fees	(371)	(231)	(463)	(589)	(609)
Total loans	$ 759,047	$ 727,862	$ 712,506	$ 708,283	$1,356,833
Memo Items					
Acquired performing and PCI	$ 363,500	$ 341,017	$ 310,149	$ 289,090	$ 848,926
Acquired performing and PCI as % of total loans	48%	47%	44%	41%	63%

2012Q4 Loan Mix (%)



Resi Construct 4%
C&I 9%
HELOC 12%
CRE - OO 22%
Resi Mortgage 14%
AC&D 10%
CRE - NOO 27%
All Other 37%
Acquired Perform 46%
Acquired PCI 17%
Covered 7%
Non-Covered 93%

(Unaudited; 2011Q4 derived from audited financial statements. $ in thousands)

- Total loans increased $648.6 million (92%) in 2012Q4 to $1.4 billion, due to merger with Citizens South and organic growth
  - Approximately 63% of period end loans subject to net FMV adjustments
  - Approximately 7% of period end loans covered under FDIC loss share agreements
- Loan mix improved with shift toward consumer categories
  - Consumer 31% of total in 2012Q4 compared to 25% in 2012Q3
  - Combined C&I and CRE-OO remain largest concentration at 31% of total in 2012Q4
- Organic loan portfolio grew $12 million (13% annualized) during 2012Q4
  - Primarily driven by higher growth metropolitan markets

Deposit Mix

PARKSTERLING

Period-End Deposit Mix

	2011Q4	2012Q1	2012Q2	2012Q3	2012Q4
Noninterest bearing DDA	$ 142,652	$ 148,929	$ 158,838	$ 165,899	$ 243,495
MMDA, NOW and savings accounts	333,968	329,633	332,648	341,788	758,763
Time deposits < $250,000	216,256	199,072	186,140	172,213	471,094
Time deposits > $250,000	30,643	25,356	23,860	20,205	47,603
Brokered deposits	123,118	153,447	140,548	131,570	111,049
Total deposits	$ 846,637	$ 856,437	$ 842,034	$ 831,675	$1,632,004
Noninterest bearing DDA	17%	17%	19%	20%	15%
MMDA, NOW and savings accounts	39%	38%	40%	41%	46%
Time deposits < $250,000	26%	23%	22%	21%	29%
Time deposits > $250,000	4%	3%	3%	2%	3%
Brokered deposits	15%	18%	17%	16%	7%
Total deposits	100%	100%	100%	100%	100%
Memo Items					
Core deposits[1]	$ 692,876	$ 677,634	$ 677,626	$ 679,900	$1,473,352
% of total deposits	81.8%	79.1%	80.5%	81.8%	90.3%
Cost of interest bearing deposits	0.77%	0.65%	0.61%	0.58%	0.36%

2012Q4 Deposit Mix (%)


Brokered 7%
CDs > $250K 3%
DDA 15%
CDs < $250K 29%
MMDA, NOW and savings 46%


Non-core 10%
Core 90%

(Unaudited; 2011Q4 derived from audited financial statements. $ in thousands)
(1) Core deposits exclude brokered deposits and time deposits > $250,000

- Total deposits increased $800.3 million (96%) in 2012Q4 to $1.6 billion, due to merger with Citizens South and organic growth
  - Core deposits[1] grew $793.5 million (117%) to $1.5 billion
    - Represent 90% of total deposits in 2012Q4, up from 82% in 2012Q3
- Deposit mix shifted toward interest-bearing products
  - DDA decreased to 15% of total in 2012Q4 compared to 20% in 2012Q3
  - MMDA, NOW and savings increased to 46% of total compared to 41% in 2012Q3
  - Time deposits increased to 32% of total in 2012Q4 compared to 23% in 2012Q3
  - Brokered declined to 7% of total in 2012Q4 from 16% in 2012Q3

Capital and Liquidity Ratios Remain Strong

PARKSTERLING

Tier 1 Leverage Ratio (%)


17.77
14.77
14.92
15.39
11.25
10.69 10.21 8.71
11.11 10.38 8.89
10.85 10.31 9.22
11.00 9.91 9.25
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
75th %
50th %
25th %
PSTB

Reliance on Wholesale Funding (%)


20.38
23.98
23.02
22.24
12.27
16.89 10.61 8.79
16.73 12.37 8.20
15.27 12.72 7.55
15.82 11.65 7.43
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
75th %
50th %
25th %
PSTB

Tangible Common Equity* / Tangible Assets* (%)


16.74
16.72
17.02
17.31
11.11
8.56 7.33 5.79
8.63 7.72 6.04
8.40 7.79 6.16
8.57 8.24 6.27
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
75th %
50th %
25th %
PSTB

On-Hand Liquidity#/Liabilities (%)


19.45
24.69
26.11
22.52
19.72
17.13 13.95 10.58
17.98 15.01 9.35
19.48 14.36 9.98
17.81 15.79 10.15
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
75th %
50th %
25th %
PSTB

Source: SNL and company data # On-hand liquidity includes interest -bearing balances, securities and Fed funds sold, less Fed funds purchased and pledged securities. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Asset Quality Continues to Improve

PARKSTERLING

Loan Mix by Grade (1)

	2011Q4	2012Q1	2012Q2	2012Q3	2012Q4
Pass Grade	$ 708,253	$ 674,367	$ 669,984	$ 673,023	$ 1,313,367
Special Mention	17,661	16,664	16,832	17,769	22,584
Classified	33,504	37,062	26,153	18,080	21,490
Gross loans	$ 759,418	$ 728,093	$ 712,969	$ 708,872	$ 1,357,441
Pass Grade	93.3%	92.6%	94.0%	94.9%	96.7%
Special Mention	2.3%	2.3%	2.3%	2.5%	1.7%
Classified	4.4%	5.1%	3.7%	2.6%	1.6%
Gross loans	100.0%	100.0%	100.0%	100.0%	100.0%

Asset Quality Measures

	2011Q4	2012Q1	2012Q2	2012Q3	2012Q4
Nonaccrual loans	$ 16,256	$ 17,703	$ 16,757	$ 9,792	$ 10,374
Troubled debt restructurings	3,972	3,451	3,428	7,390	7,367
Loans 90+-days past due, and still accruing	-	698	131	164	77
Nonperforming loans	20,228	21,852	20,316	17,346	17,818
Nonaccrual loans held for sale	1,560	-	-	-	-
OREO (covered and non-covered)	14,403	16,674	14,744	13,028	25,390
Nonperforming assets	$ 36,191	$ 38,526	$ 35,060	$ 30,374	$ 43,208
Nonperforming loans to total loans (%)	2.66%	3.00%	2.85%	2.45%	1.31%
Nonperforming assets to total assets (%)	3.25%	3.41%	3.13%	2.74%	2.13%
Net charge-offs (recoveries)	$ 789	$ 721	$ 1,024	$ 231	$ (390)
Annualized net charge-offs to average loans (%)	0.51%	0.39%	0.56%	0.13%	-0.03%
Loans 30-89 days past due	$ 3,325	$ 1,506	$ 1,066	$ 1,601	$ 728
Loans 30-89 days past due to total loans (%)	0.44%	0.21%	0.15%	0.23%	0.05%

OREO Roll-forward Analysis

	2011Q4	2012Q1	2012Q2	2012Q3	2012Q4
Beginning OREO	$ 5,691	$ 14,403	$ 16,674	$ 14,744	$ 13,028
Additions	3,554	4,401	1,778	1,286	2,681
Acquired OREO	8,420	-	-	-	18,957
Write-downs	(338)	(248)	(793)	(755)	(3,496)
Sales	(2,924)	(1,882)	(2,914)	(2,247)	(5,780)
Ending OREO	$ 14,403	$ 16,674	$ 14,744	$ 13,028	$ 25,390

(Unaudited; 2011Q4 derived from audited financial statements. $ in thousands)
(1) Loans exclude deferred fees

- Asset quality continued to strengthen in 2012Q4, driven by the merger with Citizens South and legacy-portfolio improvements
  - Loan mix by percentage of total loans
    - Pass grade increased to 96.7%
    - Special Mention decreased to 1.7%
    - Classified decreased to 1.6%
  - Nonperforming loans increased $472,000 (3%), but declined to 1.31% of total loans
  - OREO increased $12.4 million (95%), including $6.7 million of covered OREO
  - Nonperforming assets increased $12.8 million (42%), but declined to 2.13% of total assets
  - 30-89 days past due decreased $873,000 (55%) to 0.05% of total loans, driven in part by a change to Call Report methodology of reporting consumer past dues
  - Reported $390,000 net loan recovery, or 0.03% of total loans (annualized)
- Remain comfortable with trends and performance of loan portfolio

Allowance for Loan Losses

PARKSTERLING

Allowance for Loan Losses	2011Q4	2012Q1	2012Q2	2012Q3	2012Q4
Three Months and Period Ended					
Beginning balance	$ 9,833	$ 10,154	$ 9,556	$ 9,431	$ 9,207
Provision expense	1,110	123	899	7	994
Charge-offs	(1,295)	(828)	(1,262)	(1,102)	(330)
Recoveries	506	107	238	871	720
Ending Balance	$ 10,154	$ 9,556	$ 9,431	$ 9,207	$ 10,591
Components of Allowance					
Quantitative ("FAS 5")	$ 8,162	$ 8,199	$ 7,427	$ 7,730	$ 7,914
Qualitative ("FAS 5")	964	142	633	663	995
Specific ("FAS 114")	1,028	1,215	1,117	523	715
PCI loan impairments ("SOP 03-3")	-	-	255	291	967
Ending Balance	$ 10,154	$ 9,556	$ 9,431	$ 9,207	$ 10,591
Memo Items					
Net charge-offs (recoveries)	$ 789	$ 721	$ 1,024	$ 231	$ (390)
Annualized NCOs (recoveries) (%)	0.51%	0.39%	0.56%	0.13%	-0.03%
Total loans	$ 759,047	$ 727,862	$ 712,506	$ 708,283	$1,356,833
ALLL to total loans (%)	1.34%	1.31%	1.32%	1.30%	0.78%
Total loans	$ 759,047	$ 727,862	$ 712,506	$ 708,283	$1,356,833
Adjusted allowance*	45,300	41,513	33,695	30,719	64,184
Adjusted allowance to total loans* (%)	5.97%	5.70%	4.73%	4.34%	4.73%

- Allowance for loan losses increased by $1.4 million (15%) in 2012Q4 to $10.6 million
  - Includes $676,000 increase for impairments in PCI pools
  - Includes $230,000 increase in qualitative component for performing acquired loans
- Allowance for loan losses decreased as a percentage of total loans to 0.78% in 2012Q4
  - Driven by increase in acquired loans, for which no allowance is provided in accordance with GAAP
- Adjusted allowance (includes net FMV adjustments) increased as a percentage of total loans* to 4.73% in 2012Q4

(Unaudited; 2011Q4 derived from audited financial statements; $ in thousands)

** Non GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix)*

Remain in Top Quartile of Peer Group

PARKSTERLING

NPLs to Total Loans (%)


7.00
6.00
5.00
4.00
3.00
2.00
1.00
2.66
3.00
2.85
2.45
1.31
6.62 5.46 2.51
6.16 3.59 2.26
6.40 3.59 2.54
6.11 3.59 1.92
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
75th %
50th %
25th %
PSTB

NPAs to Total Assets (%)


9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
3.25
3.41
3.13
2.74
2.13
8.01 4.23 2.87
7.49 4.00 2.82
6.35 3.56 2.81
5.71 3.02 2.66
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
75th %
50th %
25th %
PSTB

Allowance for Loan Losses to Total Loans (%)


7.00
6.00
5.00
4.00
3.00
2.00
1.00
5.97
5.70
4.73
4.34
4.73
1.34
1.31
1.32
1.30
0.78
2.60 1.87 1.54
2.55 2.12 1.44
2.49 2.11 1.42
2.49 1.89 1.42
2011Q4
2012Q1
2012Q2
2012Q3
2012Q3
75th %
50th %
25th %
PSTB
PSTB - Adjusted*

Annualized NCOs to Average Loans (%)


2.00
1.50
1.00
0.50
(0.50)
0.51
0.39
0.56
0.13
(0.03)
1.68 1.03 0.54
1.53 1.28 0.49
1.75 0.98 0.48
1.84
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
75th %
50th %
25th %
PSTB

Source: SNL and company data

* Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix)

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Progress in Building our "Regional Community Bank"

PARKSTERLING

Business Highlights

	August 2010	2010Q4	2011Q4	2012Q4
Legacy Institutions	• Park Sterling	• Park Sterling	• Park Sterling • Community Capital	• Park Sterling • Community Capital • Citizens South
Number of FTE Employees	47	62	263	458
Number of Offices	3	3	24	44
Operating States	• North Carolina	• North Carolina	• North Carolina • South Carolina	• North Carolina • South Carolina • Georgia
Major Growth Markets	• Charlotte, NC • Wilmington, NC	• Charlotte, NC • Wilmington, NC	• Charlotte, NC • Wilmington, NC • Charleston, SC • Greenville, SC • Raleigh, NC	• Charlotte, NC • Wilmington, NC • Charleston, SC • Greenville, SC • Raleigh, NC
Major Product Capabilities	• Deposit products • Credit products	• Deposit products • Credit products	• Deposit products • Credit products • Cash management • Wealth management • Mortgage banking • Retail banking • Asset-based lending	• Deposit products • Credit products • Cash management • Wealth management • Mortgage banking • Retail banking • Asset-based lending • Residential construction lending

Progress in Building our "Regional Community Bank"

PARKSTERLING

Financial Highlights

($ in 000's)	2010Q4	2011Q4	2012Q4
Total assets	$616,108	$1,113,222	$2,032,508
Nonperforming assets %	*7.04%*	*3.25%*	*2.13%*
Total loans (excluding LHFS)	$399,829	$759,047	$1,356,833
FMV loan mark %	*0.00%*	*47.89%*	*62.57%*
Nonperforming loan %	*10.53%*	*2.66%*	*1.31%*
Quarterly net charge-off (recovery) %	*8.86%*	*0.51%*	*(0.03)%*
Total deposits	$407,820	$846,637	$1,632,004
Core deposits %	*73.58%*	*81.84%*	*90.28%*
Cost of interest bearing deposits %	*1.02%*	*0.77%*	*0.36%*
Total common equity	$177,101	$190,054	$255,041
Tangible common equity to tangible assets %*	*28.75%*	*16.74%*	*11.11%*
Tier 1 leverage ratio %	*27.19%*	*17.77%*	*11.25%*
Quarterly revenues (excluding gain on sale of securities)*	$3,941	$9,209	$23,340
Adjusted net interest margin (excludes accelerated accretion) %*	*2.52%*	*3.70%*	*4.13%*
Quarterly earnings (loss) (excluding merger expenses and gain on sale)*	$(4,521)	$432	$3,518
ROAA (excluding merger related expenses and gain on sale) %*	*(2.81)%*	*0.19%*	*0.69%*
ROAE (excluding merger related expenses and gain on sale) %*	*(9.75)%*	*0.95%*	*5.44%*

(Unaudited; 2010Q4 and 2011Q4 derived from audited financial statements; $ in thousands)
** Non GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix)*

Closing Comments

PARKSTERLING

Committed to Building a "Regional Community Bank"

- Challenges facing traditional community banks create opportunities for Park Sterling
  - Increasing regulatory and compliance costs
  - Increasing capital requirements
  - Decreasing net interest margins and limited sources of non-credit income
  - Limited ability to attract talent
- Regional banks have largely disappeared from the Carolinas and Virginia
  - Community banks cannot meet the product needs of many customers
  - National banks cannot meet the service delivery preferences of many customers

Well Positioned to Execute Strategy

- Park Sterling remains well positioned financially
  - Record operating results in 2012Q4
  - Asset quality and capital levels solidly in top-quartile of peer group
- We remain well positioned strategically
  - Attractive geographic footprint and product capabilities
  - Exceptional banking team
  - Proven acquirer
- We remain focused on generating attractive long-term results
  - Expanding customer and product penetration in existing markets
  - Continuing to evaluate additional *de novo* and partnership growth opportunities

PARKSTERLING

Reconciliation of Non-GAAP Financial Measures

PARKSTERLING

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
(three month and period end results unless otherwise stated)

	December 31, 2012 (Unaudited)	September 30, 2012 (Unaudited)	June 30, 2012 (Unaudited)	March 31, 2012 (Unaudited)	December 31, 2011 (Unaudited)	December 31, 2010 (Unaudited)
Adjusted net income						
Pretax income (loss) (as reported)	$ 2,093	$ 1,079	$ 929	$ 2,548	$ (1,913)	$ (7,845)
Plus: merger-related expenses	3,167	1,364	434	930	2,609	-
Less: gain on sale of securities	-	(989)	(489)	-	-	-
Pretax income	5,260	1,454	874	3,478	696	(7,845)
Tax expense	1,691	467	281	1,118	264	(3,324)
Net income excluding merger-related expenses and gain on sale	$ 3,569	$ 987	$ 593	$ 2,360	$ 432	$ (4,521)
Preferred dividends	51	-	-	-	-	-
Adjusted net income available to common shareholders	$ 3,518	$ 987	$ 593	$ 2,360	$ 432	$ (4,521)
Adjusted net income available to common shareholders per share	$ 0.08	$ 0.03	$ 0.02	$ 0.07	$ 0.01	$ (0.16)
Divided by weighted average diluted shares	45,002,747	32,138,554	32,120,402	32,075,398	30,719,363	28,051,098
Estimated tax rate	*32.15%*	*32.15%*	*32.15%*	*32.15%*	*37.90%*	*42.37%*
Adjusted net interest margin						
Net interest income (as reported)	$ 19,532	$ 9,971	$ 10,099	$ 11,719	$ 7,813	$ 3,897
Less: accelerated mark accretion	(921)	17	(277)	(1,469)	-	-
Less: other accelerated accretion	(121)	-	-	-	-	-
Adjusted net interest income	18,490	9,988	9,822	10,250	7,813	3,897
Divided by average earning assets	1,782,922	998,669	1,012,570	1,013,668	838,436	613,529
Multiplied by annualization factor	3.98	3.98	4.02	4.02	3.97	3.97
Adjusted net interest margin	4.13%	3.98%	3.90%	4.07%	3.70%	2.52%
Net interest margin	4.36%	3.97%	4.01%	4.65%	3.70%	2.52%
Adjusted noninterest income						
Noninterest income (as reported)	$ 3,808	$ 3,318	$ 2,563	$ 1,921	$ 1,396	
Less: gain on sale of securities	-	(989)	(489)	-	-	
Adjusted noninterest income	$ 3,808	$ 2,329	$ 2,074	$ 1,921	$ 1,396	
Adjusted noninterest expense						
Noninterest expense (as reported)	$ 20,253	$ 12,203	$ 10,835	$ 10,970	$ 10,011	
Less: merger-related expenses	(3,167)	(1,364)	(434)	(930)	(2,609)	
Adjusted noninterest expense	$ 17,086	$ 10,839	$ 10,401	$ 10,040	$ 7,402	
Adjusted return on average assets						
Adjusted net income available to common shareholders	$ 3,518	$ 987	$ 593	$ 2,360	$ 432	$ (4,521)
Divided by average assets	2,020,662	1,112,923	1,127,031	1,131,360	925,365	638,312
Multiplied by annualization factor	3.98	3.98	4.02	4.02	3.97	3.97
Adjusted return on average assets	0.69%	0.35%	0.21%	0.84%	0.19%	-2.81%
Return on average assets	0.25%	0.22%	0.24%	0.61%	-0.42%	-2.81%

Non-GAAP Financial Measures

Tangible assets, tangible common equity, tangible book value, adjusted net income (loss), adjusted net interest margin, adjusted noninterest income, adjusted noninterest expenses, and adjusted allowance for loan losses, and related ratios and per share measures, including adjusted return on average assets and adjusted return on average equity, as used throughout this presentation, are non-GAAP financial measures. Management uses (i) tangible assets, tangible common equity and tangible book value (which exclude goodwill and other intangibles from equity and assets), and related ratios, to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers; (ii) adjusted allowance for loan losses (which includes net FMV adjustments related to acquired loans) to evaluate both its asset quality and asset quality trends, and to facilitate comparisons with peers; and (iii) adjusted net income (loss), adjusted noninterest income and adjusted noninterest expenses (which exclude merger-related expenses and gain on sale of securities, as applicable), adjusted net interest margin (which excludes accelerated mark accretion), and adjusted return on average assets and adjusted return on average equity (which exclude merger-related expenses and gain on sale of securities) to evaluate core earnings (loss) and to facilitate comparisons with peers.

Reconciliation of Non-GAAP Measures (continued)

PARKSTERLING

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
(three month and period end results unless otherwise stated)

	December 31, 2012 (Unaudited)	September 30, 2012 (Unaudited)	June 30, 2012 (Unaudited)	March 31, 2012 (Unaudited)	December 31, 2011 (Unaudited)	December 31, 2010 (Unaudited)
Adjusted return on average equity						
Adjusted net income available to common shareholders	$ 3,518	$ 987	$ 593	$ 2,360	$ 432	$ (4,521)
Divided by: average common equity	257,335	196,013	194,345	192,398	180,063	183,965
Multiplied by: annualization factor	3.98	3.98	4.02	4.02	3.97	3.97
Adjusted return on average equity	5.44%	2.00%	1.23%	4.93%	0.95%	-9.75%
Adjusted return on average equity	1.96%	1.26%	1.40%	3.60%	-2.11%	-9.75%
Quarterly revenues excluding gain on sale of securities						
Net interest income (as reported)	$ 19,532	$ 9,971	$ 10,099	$ 11,719	$ 7,813	$ 3,897
Plus: noninterest income (as reported)	3,808	3,318	2,563	1,921	1,396	43
Less: gain on sale of securities	-	(989)	(480)	-	-	-
Adjusted noninterest expense	$ 23,340	$ 12,300	$ 12,173	$ 13,640	$ 9,209	$ 3,940
Tangible common equity to tangible assets						
Total assets	$ 2,032,508	$ 1,110,188	$ 1,119,119	$ 1,130,751	$ 1,113,222	$ 616,108
Less: intangible assets	(32,772)	(4,337)	(4,439)	(4,569)	(4,450)	-
Tangible assets	$ 1,999,736	$ 1,105,851	$ 1,114,680	$ 1,126,182	$ 1,108,772	$ 616,108
Total common equity	$ 255,041	$ 195,804	$ 194,186	$ 192,816	$ 190,054	$ 177,101
Less: intangible assets	(32,772)	(4,337)	(4,439)	(4,569)	(4,450)	-
Tangible common equity	$ 222,269	$ 191,467	$ 189,747	$ 188,247	$ 185,604	$ 177,101
Tangible common equity	$ 222,269	$ 191,467	$ 189,747	$ 188,247	$ 185,604	$ 177,101
Divided by: tangible assets	$ 1,999,736	$ 1,105,851	$ 1,114,680	$ 1,126,182	$ 1,108,578	$ 616,108
Tangible common equity to tangible assets	11.11%	17.31%	17.02%	16.72%	16.74%	28.75%
Tangible book value per share						
Issued and outstanding shares	44,575,853	32,706,627	32,706,627	32,643,627	32,643,627	
Add: dilutive stock options	19,640	187	35	31	-	
Deduct: nondilutive restricted awards	(568,260)	(568,260)	(568,260)	(568,260)	(568,260)	
Period end dilutive shares	44,027,233	32,138,554	32,138,402	32,075,398	32,075,367	
Tangible common equity	$ 222,269	$ 191,467	$ 189,747	$ 188,247	$ 185,410	
Divided by: period end dilutive shares	44,027,233	32,138,554	32,138,402	32,075,398	32,075,367	
Tangible common book value per share	$ 5.05	$ 5.96	$ 5.90	$ 5.87	$ 5.78	
Adjusted allowance for loan losses						
Allowance for loan losses	$ 10,591	$ 9,207	$ 9,431	$ 9,556	$ 10,154	
Plus: acquisition accounting FMV adjustments to acquired loans	53,593	21,512	24,264	31,957	35,146	
Adjusted allowance for loan losses	$ 64,184	$ 30,719	$ 33,695	$ 41,513	$ 45,300	
Divided by: total loans (excluding LHFS)	$ 1,356,833	$ 708,283	$ 712,506	$ 727,862	$ 759,047	
Adjusted allowance for loan losses to total loans	4.73%	4.34%	4.73%	5.70%	5.97%	

Special Note: As contemplated during the 2010 public offering, Park Sterling awarded certain performance-based restricted shares to officers and directors following formation of the bank holding company. These 568,260 shares vest one-third each when the Company's stock price per share reaches the following performance thresholds for 30 consecutive trading days: (i) 125% of offer price ($8.13); (ii) 140% of offer price ($9.10); and (iii) 160% of offer price ($10.40). These anti-dilutive restricted shares are issued (and thereby have voting rights), but are not included in EPS or TBV per share calculations until they vest (and thereby have economic rights).

Appendix:

Reconciliation of Non-GAAP Measures (continued)

PARKSTERLING

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
(three month and period end results unless otherwise stated)

	Combined (Unaudited)	September 30, 2012 (Unaudited)	June 30, 2012 (Unaudited)	March 31, 2012 (Unaudited)
Pre-merger 2012 combined average noninterest expenses				
Park Sterling noninterest expense (as reported)		$ 12,203	$ 10,835	$ 10,970
Less: Park Sterling merger-related expenses		(1,364)	(434)	(930)
Park Sterling adjusted noninterest expenses		$ 10,839	$ 10,401	$ 10,040
Sum of Park Sterling adjusted per-merger 2012 noninterest expenses	$ 31,280			
Divided by: number of reporting periods	3			
Park Sterling pre-merger 2012 average noninterest expenses	$ 10,427			
Citizens South noninterest expense (as reported)			$ 9,532	$ 8,688
Less: Citizens South merger-related expenses			-	-
Citizens South adjusted noninterest expense			$ 9,532	$ 8,688
Sum of Citizens South adjusted per-merger 2012 noninterest expenses	$ 18,220			
Divided by: number of reporting periods	2			
Citizens South pre-merger 2012 average noninterest expenses	$ 9,110			
Park Sterling pre-merger 2012 average noninterest expenses	$ 10,427			
Plus: Citizens South pre-merger 2012 average noninterest expenses	9,110			
Pre-merger 2012 combined average noninterest expenses	$ 19,537			

Non-GAAP Financial Measures

Pre-merger 2012 combined average noninterest expenses is a non-GAAP financial measure. Management uses this measure to evaluate progress toward achieving anticipated cost savings associated with the merger with Citizens South.

Peer Group

PARKSTERLING

- The peer institutions listed below have been selected based on the following criteria:
  - Publicly traded depository on a major exchange
  - Generally headquartered in the Carolinas, Virginia or Georgia
  - Total assets between $1 billion and $10 billion
  - Material presence in Park Sterling's current operating markets (generally, based on branch presence)

	Institution Name	Ticker	Exchange	State	City	Total Assets 2012Q3
1	American National Bankshares Inc.	AMNB	NASDAQ	VA	Danville	$ 1,305,707
2	Ameris Bancorp	ABCB	NASDAQ	GA	Moultrie	$ 3,019,052
3	BNC Bancorp	BNCN	NASDAQ	NC	High Point	$ 2,711,173
4	Capital Bank Financial Corporation	CBF	NASDAQ	FL	Coral Gables	$ 6,237,178
5	Crescent Financial Bancshares, Inc.	CRFN	NASDAQ	NC	Raleigh	$ 1,054,069
6	First Bancorp	FBNC	NASDAQ	NC	Troy	$ 3,322,677
7	First Community Bancshares, Inc.	FCBC	NASDAQ	VA	Bluefield	$ 2,769,650
8	First Financial Holdings, Inc.	FFCH	NASDAQ	SC	Charleston	$ 3,245,487
9	FNB United Corp.	FNBN	NASDAQ	NC	Asheboro	$ 2,238,065
10	NewBridge Bancorp	NBBC	NASDAQ	NC	Greensboro	$ 1,713,909
11	Palmetto Bancshares, Inc.	PLMT	NASDAQ	SC	Greenville	$ 1,139,731
12	Peoples Bancorp of North Carolina, Inc.	PEBK	NASDAQ	NC	Newton	$ 1,006,608
13	SCBT Financial Corporation	SCBT	NASDAQ	SC	Columbia	$ 4,325,232
14	TowneBank	TOWN	NASDAQ	VA	Portsmouth	$ 4,318,309
15	United Community Banks, Inc.	UCBI	NASDAQ	GA	Blairsville	$ 6,699,235
16	Yadkin Valley Financial Corporation	YAVY	NASDAQ	NC	Elkin	$ 1,920,378

Source: SNL
($ in thousands)